Exhibit 10.2

Amendment to Share Transfer Agreement

This Amendment, dated the 2 day of July, 2012 (the “Amendment”), to the Share Transfer Agreement, dated as of the 7th day of June, 2012 (the “Agreement”), is made and entered into between the shareholders specified in Appendix 1.1. to the Agreement of POC Sweden AB, reg. no. 556665-5352, a Swedish corporation (the “Company”), Ember Scandinavia AB, reg. no. 556891-5580, a Swedish corporation (“Purchaser”) and wholly owned subsidiary of Black Diamond, Inc., a Delaware corporation (“Black Diamond”). Unless otherwise defined herein, all capitalized terms used in this Amendment shall have the meaning ascribed to such terms in the Agreement.

Recital

Whereas, the Agreement previously provided that the shares of common stock, $0.0001 par value, of Black Diamond (the “Black Diamond Common Stock”) comprising the Purchaser Payment Shares to be issued to the Sellers were to be registered under the Registration Statement;

Whereas, the Parties have agreed to amend the Agreement to provide that the shares of Black Diamond Common Stock comprising the Purchaser Payment Shares to be issued to the Sellers not be registered under the Registration Statement or the Securities Act;

Whereas, each of the Sellers acknowledges that if the shares of Black Diamond Common Stock comprising the Purchaser Payment Shares are not registered under the Registration Statement or the Securities Act, then such shares cannot be resold by the Sellers without registration under the Securities Act or an available exemption therefrom; and

Whereas, the Parties desire to amend the Agreement subject to the terms hereof.

Now, Therefore, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto amend the Agreement as follows:

Terms of Amendment

Section 1. Amendment to Section 5.8 of the Agreement (Purchaser Payment Shares). Section 5.8 of the Agreement is hereby amended and restated in its entirety as follows:

5.8	Purchaser Payment Shares

5.8.1	When issued, the Purchaser Payment Shares shall be duly authorized, validly issued, fully paid and non-assessable and free and clear of any liens, other than liens created by Sellers.

5.8.2	The offer and sale of the shares of Black Diamond Common Stock comprising the Purchaser Payment Shares to the Sellers is being made as a private placement in reliance on exemptions from the registration requirements of United States federal and state securities laws under Section 4(2) and/or Section 4(6) of the Securities Act, and under Regulation S and/or Regulation D, each as promulgated under the Securities Act.
1

5.8.3	Each Seller receiving Purchaser Payment Shares acknowledges and recognizes, and covenants and agrees with the Purchaser and Black Diamond that they are acquiring the Purchaser Payment Shares for their own respective account and each of such Sellers acknowledges, covenants and agrees that the shares of Black Diamond Common Stock comprising the Purchaser Payment Shares have not been registered under the Securities Act, or registered or qualified for sale under any state “blue sky” laws (as such term is understood in the US capital markets) or any foreign securities laws, and such Seller will not sell, transfer, or otherwise dispose of any of the Purchaser Payment Shares or any interest therein, except pursuant registration under the Securities Act or an applicable exemption therefrom, and applicable state “blue sky” laws or any foreign securities laws, or in a transaction which in the opinion of counsel reasonably acceptable to Black Diamond is exempt therefrom, but subject in any case to the terms of the Lock-Up Agreement.

5.8.4	Each of the Sellers is either: (i) an “accredited investor” as such term is defined in the rules promulgated under the Securities Act; or (ii) not a “U.S. person” as such term is defined in the rules promulgated under the Securities Act and at the time of the origination of contact concerning the Agreement and the date of the execution and delivery of the Agreement, such Seller was outside of the United States. Each of the Sellers hereby covenants and agrees it has not and will not offer, sell, pledge, or otherwise transfer the Purchaser Payment Shares or engage in any short selling of or any hedging transaction with respect to the Purchaser Payment Shares, including without limitation, any put, call or other option transaction, option writing or equity swap, in the United States, or to a “U.S. person” for the account or benefit of a “U.S. person”, or otherwise in a manner that is not in compliance with the Securities Act or any state “blue sky laws”, it being understood that Rule 144 under the Securities Act is available to the Sellers as a mechanism to sell the Purchaser Payment Shares without registration under the Securities Act, but subject to the terms of such Rule 144 and the Lock-Up.

5.8.5	Each of such Sellers further acknowledges that such Seller has the knowledge and experience in financial and business matters as to be capable of evaluating the merits and risk of an investment in the Purchaser Payment Shares and confirms, covenants and agrees that such Seller has obtained, in its judgment, sufficient information from the Purchaser/Black Diamond to evaluate the merits and risks of an investment in the Purchaser Payment Shares. Each of such Sellers acknowledges and agrees that it has been provided the opportunity to obtain information and documents concerning Black Diamond and the Purchaser Payment Shares, and has been given the opportunity to ask questions of, and receive answers from, Black Diamond directors and officers concerning Black Diamond and the Purchaser Payment Shares and other matters related to this investment. Each of such Sellers acknowledges and agrees that it is aware of the risks inherent in an investment in Black Diamond and specifically the risks of an investment in the Purchaser Payment Shares. In addition, each of such Sellers is aware and acknowledges that there can be no assurance of the future viability or profitability of Black Diamond, nor can there be any assurance relating to the current or future price or value of the Purchaser Payment Shares, or market conditions generally. Each of the Sellers hereby covenants and agrees to promptly notify Black Diamond/Purchaser of any planned sale of Purchaser Payment Shares and that all such sales will – as set out in the Lock-Up Agreement – be subject to the prior written approval of Black Diamond during a certain time but after that time Black Diamond’s approval would however not be required but instead such Sellers agree and covenant to notify Black Diamond reasonably in advance of the planned sale and such Sellers also agree and covenant to on a reasonable basis consult and cooperate with Black Diamond, in order to maintain an orderly trading market for Black Diamond’s shares. Each of such Sellers further covenants and agrees to comply with the Securities Act, the Exchange Act, and any other applicable law in connection with any such sales.
2

5.8.6	Each of the Sellers understands and acknowledges that: (a) the shares of Black Diamond Common Stock comprising the Purchaser Payment Shares have not been registered under the Securities Act; (b) the representations and warranties contained in Sections 5.8.3, 5.8.4 and 5.8.5 (the “Investor Representations”) are being relied upon by Black Diamond as a basis for exemption of the sale of the shares of Black Diamond Common Stock comprising the Purchaser Payment Shares under the Securities Act; (c) the offering of the shares of Black Diamond Common Stock comprising the Purchaser Payment Shares pursuant to this Agreement when issued will not be registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from the registration requirements of the Securities Act; and (d) no U.S. or foreign agency has made any finding or determination as to the fairness of the terms of the sale of the shares of Black Diamond Common Stock comprising the Purchaser Payment Shares or any recommendation or endorsement thereof. If any of the representations made by any Seller in connection with its acquisition of the shares of Black Diamond Common Stock comprising the Purchaser Payment Shares are no longer accurate prior to the Completion Date, the Sellers will promptly notify the Purchaser.

5.8.7	The Purchaser Payment Shares shall be subject to lock-up restrictions during a certain period as set forth in the Lock-Up Agreement (the “Lock-Up”).

5.8.8	The share certificates representing the Purchaser Payment Shares shall be subject to certain transfer restrictions and shall be endorsed with a legend substantially in the form set forth below, as well as any additional legend imposed or required by applicable securities laws:

“THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY U.S. STATE OR ANY FOREIGN COUNTRY, NOR IS ANY SUCH REGISTRATION CONTEMPLATED. THIS SECURITY AND ANY SECURITY ISSUABLE UPON CONVERSION HEREOF MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM, INCLUDING BUT NOT LIMITED TO REGULATION S AND/OR REGULATION D. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

THE TRANSFER OF THE SECURITIES EVIDENCED HEREBY IS RESTRICTED BY THE TERMS OF A LOCK-UP AGREEMENT DATED JULY 2, 2012, BETWEEN THE REGISTERED HOLDER HEREOF AND THE ISSUER HEREOF. A COPY OF THE LOCK-UP AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF THE ISSUER. IN ADDITION, THE SHARES OF COMMON STOCK EVIDENCED HEREBY ARE SUBJECT TO A RIGHT OF SET-OFF PURSUANT TO THE TERMS OF A SHARE TRANSFER AGREEMENT DATED JUNE 7, 2012 BETWEEN THE REGISTERED HOLDER HEREOF AND THE ISSUER HEREOF. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF THE ISSUER”.

Section 2. Representations and Warranties. Each party represents and warrants to the other that (a) it has all requisite power and authority to enter into this Amendment and to perform its obligations hereunder; (b) this Amendment has been duly authorized by it and constitutes a legally valid and binding obligation, enforceable against it in accordance with the terms of this Amendment, subject to the effect of any applicable Law of general application relating to bankruptcy, reorganization, insolvency, moratorium or similar Laws affecting creditors’ rights and relief of debtors generally; and (c) the execution, delivery and performance of this Amendment does not conflict with any law applicable to it, violate any agreement applicable to it or result in any breach or default under, require the consent under, or give to others any rights of termination or acceleration of any right or obligation of it.

Section 3. Amendment to Section 5.6 of the Agreement.

Section 5.6 of the Agreement is hereby amended so that the last sentence in Section 5.6 of the Agreement is deleted. The deleted wording is shown as follows:

[DELETED WORDING: Each such Seller further agrees that the Purchaser Payment Shares will be delivered to such Seller, and Black Diamond and the Purchaser agree to deliver the Purchaser Payment Shares to such Seller, 20 Business Days after such Seller’s receipt of the prospectus that is a part of the Registration Statement, as described in section 5.8.4 (this time period shall be coordinated with the Completion or else section 11.6.3 shall apply), subject in all respects to the pledge by such Seller of such Purchaser Payment Shares in accordance with section 6.]

Section 4. Amendment to Section 11.6.3 of the Agreement.

Section 11.6.3 of the Agreement is hereby deleted and replaced in its entirety with a note as follows:

[INTENTIONALLY LEFT BLANK]

Section 5. Waiver. Each of the Sellers hereby waives any claims that it may have against Purchaser or Black Diamond by virtue of any requirement previously contained in the Agreement that had obligated the Purchaser or Black Diamond to issue to the Sellers Purchaser Payment Shares that were registered under the Registration Statement or the Securities Act, and each such Seller acknowledges that the Purchaser Payment Shares that are to be delivered to Sellers on the Completion are not registered under the Registration Statement or the Securities Act at the express request of Sellers. Each of the Sellers hereby further acknowledges and agrees that because the Purchaser Payment Shares are not registered under the Registration Statement or the Securities Act, such shares cannot be resold by the Sellers without registration under the Securities Act or an available exemption therefrom.

Section 6. Agreement in Full Force and Effect. Except as amended hereby the Agreement is hereby ratified, approved and confirmed, and remains in full force and effect. Any provision contained in the Agreement which is inconsistent or conflicts with the provisions and intention of this Amendment shall be deemed to be amended or deleted as necessary to address any such inconsistency or conflict.

3

Section 7. Reference to and Effect on the Agreement. This Amendment to the Agreement shall be effective as of the date of this Amendment, and all references to the Agreement shall, from and after such time, be deemed to be references to the Agreement as amended hereby.

Section 8. Governing Law. This Amendment shall be governed by and construed in accordance with Swedish law.

Section 9. Disputes.

Any dispute, controversy or claim arising out of or in connection with this Amendment, or the breach, termination or invalidity thereof, shall be finally settled by arbitration in accordance with the Arbitration Rules of the Arbitration Institute of the Stockholm Chamber of Commerce (the “SCC Rules”).

Any Party shall be entitled to initiate arbitral proceedings against two or more other Parties. Where a Party initiates arbitral proceedings against more than one Party, such proceedings shall be resolved in one arbitration and be subject to the jurisdiction of one arbitral tribunal appointed in accordance with the SCC Rules.

The place of arbitration shall be Stockholm. The language to be used in the arbitration proceedings shall be English.

The Parties undertake and agree that arbitral proceedings pursuant to this Amendment shall be kept strictly confidential, and all information disclosed in the course of such proceedings as well as the contents of any decision or award made shall constitute Confidential Information.

Section 10. Miscellaneous. This Amendment may be executed in any number of counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument. In the event that any one or more of the terms or provisions contained in this Amendment shall be held to be invalid, illegal or unenforceable in any respect, the remainder of the terms and provisions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

[Remainder of Page Intentionally Left Blank]

4

In Witness Whereof, the Parties have executed this Amendment as of the date first above written.

Ember Scandinavia AB

By: /s/ Peter Metcalf Name: Peter Metcalf

Black Diamond, Inc.

By: /s/ Peter Metcalf Name: Peter Metcalf

The SELLERS sign on a separate signature page.

5

/s/ Fred Wikström
Fred Wikström, signing for himself and by proxy for Gastroform AB, Stefan Ytterborn, Rebelijo AS, Jan Woxing, Fredstone AB, Vingcar Holding AB, Thomas Bjäringer, Per Wester, Lars Söderberg, Derek Colin Stuart, Securera AB, Royal-Line AB, Hans Schlick, Jonathan Agnew and Caspar Agnew as trustees of J.G.W. Agnew, Marie-Claire Agnew, Karin Huttary, Ron Mis, Sven Sandberg, Roslyn Braun, Fredrik Hallander, Jonas Wikström, Erik Lidén, Emilia Borg, Per Hamid Ghatan, Henrik von Stockenström, Oscar Huss, Anna Beischer, Josefin Löwgren, Per Jansson, Svensk Civilekonomi AB, Rosén Trading & Consulting i Uppsala AB, Claes Hulting, Martin Åberg, Hanna Wikström, Emil Wikström, Isabelle Wikström, Lisen Wikström, Therese Wenslöw, Nicole Hausmann, Jan Tuve Möller, De Geer & Co AB, Marcus Rosén and Patrik Järbyn.

6

/s/ Bo Håkansson
Bo Håkansson, signing for himself and for Farstorps gård AB and by proxy for Susanne Håkansson, Tove Håkansson and Oscar Håkansson

7

/s/ Peter Ihrfelt

Peter Ihrfelt, signing by proxy for Norge Investment Holding LLC and BWG Holding

8

/s/ Conny Karlsson
Conny Karlsson, signing by proxy for Theodor Dalenson

9

/s/ Tora Molander
Tora Molander, signing by proxy for Jan Thorén

10